Supplement dated March 29, 2024
to the Flexible Premium Variable Annuity
Prospectus listed below, dated May 1, 2023,
Issued by Integrity Life Insurance Company
through its Separate Account I

Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

This supplement revises the prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes changes to the expenses of certain of the funds available as investment options in your variable annuity. Please retain this supplement for future reference.

Appendix A: Funds Available Under the Contract, is revised to reflect the changes indicated below to the current expenses of the Fidelity VIP funds (each, a “Fund” and, together, the “Funds”). Apart from the changes to current expenses set forth below, there are no other changes to the Appendix A table. The revised current expenses for each such Fund are as follows:

IL-79-17114-2403    1

Fund	Current Expenses[1]
Fidelity VIP Asset Manager Portfolio, Service Class 2	0.78%
Fidelity VIP Balanced Portfolio, Initial Class	0.44%
Fidelity VIP Balanced Portfolio, Service Class 2	0.69%
Fidelity VIP Contrafund Portfolio, Initial Class	0.56%
Fidelity VIP Contrafund Portfolio, Service Class 2	0.81%
Fidelity VIP Equity Income Portfolio, Initial Class	0.47%
Fidelity VIP Equity Income Portfolio, Service Class 2	0.72%
Fidelity VIP Government Money Market Portfolio, Initial Class	0.27%
Fidelity VIP Growth Portfolio, Initial Class	0.58%
Fidelity VIP Growth Portfolio, Service Class 2	0.83%
Fidelity VIP High Income Portfolio, Service Class 2	1.02%
Fidelity VIP Investment Grade Bond[2] Portfolio, Initial Class	0.38%
Fidelity VIP Investment Grade Bond Portfolio, Service Class 2	0.63%
Fidelity VIP Mid Cap Portfolio, Service Class	0.67%
Fidelity VIP Mid Cap Portfolio, Service Class 2	0.82%
Fidelity VIP Overseas Portfolio, Initial Class[2]	0.73%
Fidelity VIP Overseas Portfolio, Service Class 2	0.98%

(1)Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.
(2)Closed to new investments as of April 28, 2007.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.
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